Exhibit 10.1

Loan Numbers: 1008457

and 1008458

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 20, 2014, is made by and between RLJ LODGING TRUST, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), RLJ LODGING TRUST, a Maryland real estate investment trust (“Parent Guarantor”), each of the undersigned Lenders party to the Credit Agreement (as defined below) (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

WHEREAS, Borrower, Parent Guarantor, Administrative Agent and the Lenders party thereto have entered into that certain Amended and Restated Credit Agreement dated as of November 20, 2012 (the “Credit Agreement”), (capitalized terms used herein and not defined herein have the meanings provided in the Credit Agreement);

WHEREAS, pursuant to the Credit Agreement, the Term Loan Lenders advanced to Borrower the Term Loan in the original principal amount of $275,000,000;

WHEREAS, Section 2.16.(a) of the Credit Agreement provides that the Borrower may request increases in the aggregate amount of the Term Loan Commitments, provided that the Outstanding Amount of the Term Loan shall not exceed $400,000,000, and contemporaneously with the execution of this Amendment, certain of the Term Loan Lenders and the Borrower have agreed to increases of the Term Loan Commitments of such Term Loan Lenders which shall increase the Outstanding Amount of the Term Loan to $400,000,000; and

WHEREAS, the parties hereto desire to amend the Credit Agreement to extend the Term Loan Maturity Date, to decrease the Applicable Margin for Term Loan, to permit the Borrower hereafter to increase the maximum Outstanding Amount of the Term Loan to $600,000,000, to increase the minimum Tangible Net Worth Requirement, and to otherwise modify certain terms of the Credit Agreement, each as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.                                      Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C.  1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of its Guaranty of such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time such Guaranty becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty is or becomes illegal.

“First Amendment Effective Date” means March 20, 2014.

“Participant Register” has the meaning given to that term in Section 13.6.(b).

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

2.                                      Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definition in its entirety:

“Term Loan Maturity Date” means March 20, 2019.

3.                                      Section 1.1 of the Credit Agreement is hereby amended by replacing the table contained within the definition of “Applicable Margin” in its entirety with the following table:

Level	Leverage Ratio	Applicable Margin for Revolving Credit Loans	Applicable Margin for Term Loan
1	Less than 4.00 to 1.00	1.75%	1.55%
2	Greater than or equal to 4.00 to 1.00 but less than 5.00 to 1.00	1.90%	1.70%
3	Greater than or equal to 5.00 to 1.00 but less than 5.50 to 1.00	2.10%	1.90%
4	Greater than or equal to 5.50 to 1.00 but less than 6.00 to 1.00	2.20%	2.00%
5	Greater than or equal to 6.00 to 1.00	2.50%	2.30%

4.                                      Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at end of the definition of “Applicable Margin” therein:

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“For the avoidance of doubt, for the period from the First Amendment Effective Date through but excluding the date on which the Applicable Margin shall be next adjusted as set forth in this definition, the Applicable Margin shall be determined based on Level 1, such that the Applicable Margin for the Revolving Credit Loans shall be 1.75% and the Applicable Margin for the Term Loan shall be 1.55%.”

5.                                      The first sentence of Section 2.16.(a) of the Credit Agreement is hereby amended to read as follows:

“The Borrower shall have the right to request increases in the aggregate amount of the Revolving Credit Commitments or Term Loan Commitments (or both) by providing written notice to the Administrative Agent; provided, however, that after giving effect to any such increases the aggregate amount of the Revolving Credit Commitments shall not exceed $600,000,000 and the Outstanding Amount of the Term Loan shall not exceed $600,000,000.”

6.                                      The first sentence of Section 5.1.(a) of the Credit Agreement is hereby amended by inserting the words “or liquidity” after the word “capital” in each instance in which the word “capital” appears in such sentence.

7.                                      Section 10.1.(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(g)                            Minimum Tangible Net Worth.  The Parent Guarantor and the Borrower shall not permit Tangible Net Worth at any time to be less than (i) $2,022,345,000  plus (ii) 75.0% of the Net Proceeds of all Equity Issuances effected at any time after December 31, 2013 by the Parent Guarantor or any of its Subsidiaries to any Person other than the Parent Guarantor or any of its Subsidiaries.”

8.                                      Section 11.5 of the Credit Agreement is hereby amended by adding the following language as a separate paragraph at the end of such Section:

“Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or such Guarantor’s assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocations otherwise set forth above in this Section.”

9.                                      Section 13.6.(b) of the Credit Agreement is hereby amended by adding the following language to the end of such Section:

“Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in any Loan, any Note, any Commitment or any other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Loan, any Note, any Commitment or any other obligations under the Loan Documents) to any Person except (x) to the extent that such

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disclosure is necessary to establish that such Loan, any Note, any Commitment or any other obligations under the Loan Documents is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or (y) as provided in the immediately preceding sentence. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.”

10.                               Section 13.6.(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“In addition to the assignments and participations permitted under the foregoing provisions of the Section, and without the need to comply with any of the formal or procedural requirements of this Section, any Lender may at any time and from time to time, pledge and assign all or any portion of its rights under all or any of the Loan Documents to a Federal Reserve Bank or other central bank having jurisdiction over such Lender; provided that no such pledge of assignment shall release such Lender from its obligations thereunder or substitute any such pledgee or assignee for such Lender as a party hereto.”

11.                               Exhibit J to the Credit Agreement is hereby deleted and replaced in its entirety with the “Exhibit J” attached to this Amendment.  For the avoidance of doubt, any reference in the Credit Agreement to the “Transfer Authorizer Designation Form” shall refer to the “Disbursement Instruction Agreement” attached hereto as “Exhibit J” as the replacement to the Transfer Authorizer Designation Form.

12.                               Schedule I to the Credit Agreement is hereby deleted and replaced in its entirety with the “Schedule I” attached to this Amendment.

13.                               The parties hereto agree that the Guarantied Obligations, as defined in that certain Amended and Restated Guaranty dated as of November 20, 2012 by Parent Guarantor and the Subsidiary Guarantors party thereto, given in connection with the Credit Agreement, shall not include any Excluded Swap Obligations.

14.                               The Borrower and the Parent Guarantor each hereby certifies that: (a)  no Default or Event of Default exists as of the date hereof or would exist immediately after giving effect to this Amendment; (b) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (unless any such representation and warranty is qualified by materiality, in which event such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (unless any such representation and warranty is qualified by materiality, in which event such representation and warranty was true and correct in all respects) on and as of such earlier date) and except as a result of transactions permitted by the Credit Agreement, (c) no consent, approval, order or authorization of, or registration or filing with, any third party (other than any required filing with the SEC, which the Borrower agrees to

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file in a timely manner) is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower and the Parent Guarantor, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein and as may be limited by equitable principles generally.  The Borrower and the Parent Guarantor each confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.  Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ or Administrative Agent’s rights and remedies (all of which are hereby reserved).

15.                               Ratification.  The Borrower and the Parent Guarantor each hereby reaffirms and confirms its obligations under the Credit Agreement, as amended hereby.

16.                               GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

17.                               Counterparts.  To facilitate execution, this Amendment and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single document.  It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.

18.                               Headings.  The headings of this Amendment are provided for convenience of reference only and shall not affect its construction or interpretation.

19.                               Loan Document.  This Amendment shall constitute a Loan Document under the Credit Agreement.

REST OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

RLJ LODGING TRUST, L.P.,
a Delaware limited partnership

By:	RLJ Lodging Trust,
a Maryland real estate investment trust,
its sole general partner

	By:	/s/ Thomas J. Baltimore, Jr.
	Name:	Thomas J. Baltimore, Jr.
	Title:	President and Chief Executive Officer

PARENT GUARANTOR:

RLJ LODGING TRUST,
a Maryland real estate investment trust

By:	/s/ Thomas J. Baltimore, Jr.
	Name:	Thomas J. Baltimore, Jr.
	Title:	President and Chief Executive Officer

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender and Issuing Bank, and as a Revolving Credit Lender and Term Loan Lender

By:	/s/ Mark F. Monahan
	Name:	Mark F. Monahan
	Title:	Senior Vice President

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

BANK OF AMERICA, N.A., as Syndication Agent, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Suzanne Eaddy
	Name:	Suzanne Eaddy
	Title:	Vice President

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Katie Chowdhry
	Name:	Katie Chowdhry
	Title:	Assistant Vice President

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

BARCLAYS BANK PLC, as a Revolving Credit Lender and a Term Loan Lender

By:	/s/ Noam Azachi
	Name:	Noam Azachi
	Title:	Vice President

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

 Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ James Rolison
	Name:	James Rolison
	Title:	Managing Director

By:	/s/ J. T. Johnaton Coe
	Name:	J.T. Johnaton Coe
	Title:	Managing Director

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

COMPASS BANK, an Alabama banking corporation, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Don Byerly
	Name:	Don Byerly
	Title:	Senior Vice President

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

U.S. BANK NATIONAL ASSOCIATION, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Jeffrey Geifman
	Name:	Jeffrey Geifman
	Title:	Vice President

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Signature Page to Amendment to Amended and Restated Credit Agreement dated as of
March 20, 2014, with RLJ Lodging Trust, L.P.

ROYAL BANK OF CANADA, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ John Flores
	Name:	John Flores
	Title:	Authorized Signatory

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

SUMITOMO MITSUI BANKING CORPORATION, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Ryuichi Nishizawa
	Name:	Ryuichi Nishizawa
	Title:	Managing Director

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

 Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

KEYBANK NATIONAL ASSOCIATION, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Meredith H. Houseworth
	Name:	Meredith H. Houseworth
	Title:	Vice President

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

THE BANK OF NOVA SCOTIA, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ George Sherman
	Name:	George Sherman
	Title:	Director

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

TD BANK, N.A., as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ John Howell
Name: John Howell
Title: Vice President

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Glenn A. Page
Name: Glenn A. Page
Title: Senior Vice President

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

RAYMOND JAMES BANK, N.A., as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ James M. Armstrong
Name: James M. Armstrong
Title: Senior Vice President

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

REGIONS BANK, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Vincent Hughes
Name: Vincent Hughes
Title: Vice President

[Signatures Continued on Next Page]

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Signature Page to First Amendment to Amended and Restated Credit Agreement dated as of March 20, 2014, with RLJ Lodging Trust, L.P.

CAPITAL ONE, N.A., as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Ashish Tandon
Name: Ashish Tandon
Title: Vice President

[WFB/RLJ — First Amendment to Amended and Restated Credit Agreement]

Exhibit J

DISBURSEMENT INSTRUCTION AGREEMENT

Borrower:  RLJ Lodging Trust, L.P.

Lender:  Wells Fargo Bank, N.A., as Administrative Agent

Loan:  Loan numbers 1008457 and 1008458 made pursuant to that certain Amended and Restated Credit Agreement dated as of November 20, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 20 2014, each between Borrower, Lender, RLJ Lodging Trust, and the Lenders party thereto, as amended from time to time

Effective Date:

Check applicable box:

☐            New — This is the first Disbursement Instruction Agreement submitted in connection with the Loan.

☐            Replace Previous Agreement — This is a replacement Disbursement Instruction Agreement.  All prior instructions submitted in connection with this Loan are cancelled as of the Effective Date set forth above.

This Agreement must be signed by the Borrower and is used for the following purposes:

(1)         to designate an individual or individuals with authority to request disbursements of Loan proceeds, whether at the time of Loan closing/origination or thereafter;

(2)         to designate an individual or individuals with authority to request disbursements of funds from Restricted Accounts (as defined in the Terms and Conditions attached to this Agreement), if applicable; and

(3)         to provide Lender with specific instructions for wiring or transferring funds on Borrower’s behalf.

Any of the disbursements, wires or transfers described above is referred to herein as a “Disbursement.”

Specific dollar amounts for Disbursements must be provided to Lender at the time of the applicable Disbursement in the form of a signed closing statement, an email instruction or other written communication (each, a “Disbursement Request”) from an applicable Authorized Representative (as defined in the Terms and Conditions attached to this Agreement).

A new Disbursement Instruction Agreement must be completed and signed by the Borrower if (i) all or any portion of a Disbursement is to be transferred to an account or an entity not described in this Agreement or (ii) Borrower wishes to add or remove any Authorized Representatives.

See the Additional Terms and Conditions attached hereto for additional information and for definitions of certain capitalized terms used in this Agreement.

WIRE INSTRUCTIONS RECEIVED FROM THIRD PARTIES MUST BE ATTACHED.

Disbursement of Loan Proceeds at Origination/Closing

Closing Disbursement Authorizers:  Lender is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a “Closing Disbursement Authorizer”) to disburse Loan proceeds on or about the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a “Closing Disbursement”):

	Individual’s Name	Title
1.
2.
3.

Describe Restrictions, if any, on the authority of the Closing Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):

DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”

If there are no restrictions described here, any Closing Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

Direct Deposit:  Disbursement Requests for the Closing Disbursement(s) to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account.  Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account:

Wells Fargo Bank, N.A. Deposit Account Number:

Further Credit Information/Instructions:

WIRE INSTRUCTIONS RECEIVED FROM THIRD PARTIES MUST BE ATTACHED.

Disbursements of Loan Proceeds Subsequent to Loan Closing/Origination

Subsequent Disbursement Authorizers:  Lender is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a “Subsequent Disbursement Authorizer”) to disburse Loan proceeds after the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a “Subsequent Disbursement”):

	Individual’s Name	Title
1.
2.
3.

Describe Restrictions, if any, on the authority of the Subsequent Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):

DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”

If there are no restrictions described here, any Subsequent Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

Permitted Wire Transfers:  Disbursement Requests for Subsequent Disbursements to be made by wire transfer must specify the amount and applicable Receiving Party.  Each Receiving Party included in any such Disbursement Request must be listed below.  Lender is authorized to use the wire instructions that have been provided directly to Lender by the Receiving Party or Borrower and attached as the Subsequent Disbursement Exhibit. All wire instructions must contain the information specified on the Subsequent Disbursement Exhibit.

Names of Receiving Parties for Subsequent Disbursements (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Subsequent Disbursement Exhibit)
1.
2.
3.

Direct Deposit:  Disbursement Requests for Subsequent Disbursements to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account.  Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account:

Wells Fargo Bank, N.A. Deposit Account Number:

Further Credit Information/Instructions:

WIRE INSTRUCTIONS RECEIVED FROM THIRD PARTIES MUST BE ATTACHED.

Restricted Account Disbursements

Restricted Account Disbursement Authorizers:  Lender is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a “Restricted Account Disbursement Authorizer”) to disburse funds from a Restricted Account and to initiate Disbursements in connection therewith (each, a “Restricted Account Disbursement”):

	Individual’s Name	Title
1.
2.
3.

Describe Restrictions, if any, on the authority of the Restricted Account Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):

DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”

If there are no restrictions described here, any Restricted Account Disbursement Authorizer may submit a Disbursement Request for all available funds.

Permitted Wire Transfers: Disbursement Requests for Restricted Account Disbursements to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement Request must be listed below. Lender is authorized to use the wire instructions that have been provided directly to Lender by the Receiving Party or Borrower and attached as the Restricted Account Disbursement Exhibit. All wire instructions must contain the information specified on the Restricted Account Disbursement Exhibit.

Names of Receiving Parties for Restricted Account Disbursements (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Restricted Account Disbursement Exhibit)

1.
2.
3.

Direct Deposit:  Disbursement Requests for Restricted Account Disbursements to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account.  Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account:

Wells Fargo Bank, N.A. Deposit Account Number:

Further Credit Information/Instructions:

Borrower acknowledges that all of the information in this Agreement is correct and agrees to the terms and conditions set forth herein and in the Additional Terms and Conditions on the following page.

BORROWERS:

RLJ LODGING TRUST, L.P.,
a Delaware limited partnership

By:	RLJ Lodging Trust,
a Maryland real estate investment trust,
its sole general partner

By:
Name: Thomas J. Baltimore, Jr.
Title: President and CEO

Additional Terms and Conditions to the Disbursement Instruction Agreement

Definitions.  The following capitalized terms shall have the meanings set forth below:

“Authorized Representative” means any or all of the Closing Disbursement Authorizers, Subsequent Disbursement Authorizers and Restricted Account Disbursement Authorizers, as applicable.

“Receiving Bank” means the financial institution where a Receiving Party maintains its account.

“Receiving Party” means the ultimate recipient of funds pursuant to a Disbursement Request.

“Restricted Account” means an account at Wells Fargo Bank, N.A. associated with the Loan to which Borrower’s access is restricted.

Capitalized terms used in these Additional Terms and Conditions to Disbursement Instruction Agreement and not otherwise defined herein shall have the meanings given to such terms in the body of the Agreement.

Disbursement Requests. Lender must receive Disbursement Requests in writing.  Verbal requests are not accepted.  Disbursement Requests will only be accepted from the applicable Authorized Representatives designated in the Disbursement Instruction Agreement. Disbursement Requests will be processed subject to satisfactory completion of Lender’s customer verification procedures. Lender is only responsible for making a good faith effort to execute each Disbursement Request and may use agents of its choice to execute Disbursement Requests.  Funds disbursed pursuant to a Disbursement Request may be transmitted directly to the Receiving Bank, or indirectly to the Receiving Bank through another bank, government agency, or other third party that Lender considers to be reasonable.  Lender will, in its sole discretion, determine the funds transfer system and the means by which each Disbursement will be made.  Lender may delay or refuse to accept a Disbursement Request if the Disbursement would: (i) violate the terms of this Agreement; (ii) require use of a bank unacceptable to Lender or prohibited by government authority; (iii) cause Lender to violate any Federal Reserve or other regulatory risk control program or guideline; or (iv) otherwise cause Lender to violate any applicable law or regulation.

Limitation of Liability. Lender shall not be liable to Borrower or any other parties for: (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower’s requested Disbursements may be made or information received or transmitted, and no such entity shall be deemed an agent of Lender (other than as a result of Lender’s own gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable judgment); (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Lender’s control; or (iii) any special, consequential, indirect or punitive damages, whether or not (A) any claim for these damages is based on tort or contract or (B) Lender or Borrower knew or should have known the likelihood of these damages in any situation.  Lender makes no representations or warranties other than those expressly made in this Agreement.  IN NO EVENT WILL LENDER BE LIABLE FOR DAMAGES ARISING DIRECTLY OR INDIRECTLY IF A DISBURSEMENT REQUEST IS EXECUTED BY LENDER IN GOOD FAITH AND IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

Reliance on Information Provided. Lender is authorized to rely on the information provided by Borrower or any Authorized Representative in or in accordance with this Agreement when executing a Disbursement Request until Lender has received a new Agreement signed by Borrower.  Borrower agrees to be bound by any Disbursement Request: (i) authorized or transmitted by Borrower; or (ii) made in Borrower’s name and accepted by Lender in good faith and in compliance with this Agreement, even if not properly authorized by Borrower.  Lender may rely solely (i) on the account number of the Receiving Party, rather than the Receiving Party’s name, and (ii) on the bank routing number of the Receiving Bank, rather than the Receiving Bank’s name, in executing a Disbursement Request.  Lender is not obligated or required in any way to take any actions to detect errors in information provided by Borrower or an Authorized Representative.  If Lender takes any actions in an attempt to detect errors in the transmission or content of transfers or requests or takes any actions in an attempt to detect unauthorized Disbursement Requests, Borrower agrees that, no matter how many times Lender takes these actions, Lender will not in any situation be liable for failing to take or correctly perform these actions in the future, and such actions shall not become any part of the Disbursement procedures authorized herein, in the Loan Documents, or in any agreement between Lender and Borrower.

International Disbursements. A Disbursement Request expressed in US Dollars will be sent in US Dollars, even if the Receiving Party or Receiving Bank is located outside the United States. Lender will not execute Disbursement Requests expressed in foreign currency unless permitted by the Loan Agreement.

Errors. Borrower agrees to notify Lender of any errors in the Disbursement of any funds or of any unauthorized or improperly authorized Disbursement Requests within fourteen (14) days after Lender’s confirmation to Borrower of such Disbursement. If Lender is notified that it did not disburse the full amount requested in a Disbursement Request, Lender’s sole liability will be to promptly disburse the amount of the stated deficiency. If Lender disburses an amount in excess of the amount requested in a Disbursement Request, Lender will only be liable for such excess amount to the extent that Borrower does not receive the benefit of such amount.

Finality of Disbursement Requests. Disbursement Requests will be final and will not be subject to stop payment or recall; provided that Lender may, at Borrower’s request, make an effort to effect a stop payment or recall but will incur no liability whatsoever for its failure or inability to do so.

CLOSING EXHIBIT

WIRE INSTRUCTIONS

All wire instructions must contain the following information:

•                  Transfer/Deposit Funds to (Receiving Party Account Name)

•                  Receiving Party Deposit Account Number

•                  Receiving Bank Name, City and State

•                  Receiving Bank Routing (ABA) Number

•                  Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

SUBSEQUENT DISBURSEMENT EXHIBIT

WIRE INSTRUCTIONS

All wire instructions must contain the following information:

•                  Transfer/Deposit Funds to (Receiving Party Account Name)

•                  Receiving Party Deposit Account Number

•                  Receiving Bank Name, City and State

•                  Receiving Bank Routing (ABA) Number

•                  Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

RESTRICTED ACCOUNT DISBURSEMENT EXHIBIT

WIRE INSTRUCTIONS

All wire instructions must contain the following information:

•                  Transfer/Deposit Funds to (Receiving Party Account Name)

•                  Receiving Party Deposit Account Number

•                  Receiving Bank Name, City and State

•                  Receiving Bank Routing (ABA) Number

•                  Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

SCHEDULE I
LENDERS AND COMMITMENTS

Revolving Credit Lenders	Revolving Credit Commitment
Wells Fargo Bank, National Association	$12,500,000
Bank of America, N.A	$47,500,000
PNC Bank, National Association	$30,000,000
U.S. Bank National Association	$22,500,000
Compass Bank, an Alabama banking corporation	$22,500,000
Deutsche Bank Trust Company Americas	$22,500,000
Sumitomo Mitsui Banking Corporation	$17,500,000
Royal Bank of Canada	$17,500,000
Barclays Bank PLC	$25,000,000
TD Bank, N.A.	$12,500,000
Regions Bank	$22,500,000
Branch Banking and Trust Company	$10,000,000
The Bank of Nova Scotia	$12,500,000
KeyBank National Association	$12,500,000
Capital One, N.A.	$5,000,000
Raymond James Bank, N.A.	$7,500,000

Total Revolving Credit Commitments	$300,000,000

Term Loan Lenders	Term Loan Commitment
Wells Fargo Bank, National Association	$22,500,000
Bank of America, N.A	$67,500,000
PNC Bank, National Association	$30,000,000
U.S. Bank National Association	$55,000,000
Compass Bank, an Alabama banking corporation	$37,500,000
Deutsche Bank Trust Company Americas	$22,500,000
Sumitomo Mitsui Banking Corporation	$25,000,000
Royal Bank of Canada	$22,500,000
Barclays Bank PLC	$10,000,000
TD Bank, N.A.	$22,500,000
Regions Bank	$10,000,000
Branch Banking and Trust Company	$20,000,000
The Bank of Nova Scotia	$17,500,000
KeyBank National Association	$12,500,000
Capital One, N.A.	$15,000,000
Raymond James Bank, N.A.	$10,000,000

Total Term Loan Commitments	$400,000,000